UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2021

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1222 Demonbreun Street, Suite 1001, Nashville, Tennessee, 37203
(Address, including zip code, of principal executive offices)

(615) 724-7755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVNC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
As disclosed under Item 5.07 of this Current Report on Form 8-K, on May 5, 2021, the stockholders of Revance Therapeutics, Inc. (the “Company”) voted at the 2021 annual meeting of stockholders (the “Annual Meeting”) to approve an amendment to the Company's Amended and Restated Certificate of Incorporation (the “Amendment”) to increase the number of authorized shares of our common stock from 95,000,000 to 190,000,000 shares. Subsequent to such approval, on May 6, 2021, the Company filed the Amendment with the Secretary of State of the State of Delaware.
The foregoing summary of the Amendment is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the Annual Meeting held on May 5, 2021, the stockholders voted on the four proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting (the “2021 Proxy Statement”), filed with the Securities and Exchange Commission on March 24, 2021. The results of the matters voted upon at the meeting were:
1.Each of the Class I nominees of the Company’s Board of Directors (the “Board”) were elected to hold office until the Company’s 2024 annual meeting of stockholders, as follows: Angus C. Russell: 36,400,192 shares of common stock voted for and 11,173,790 shares of common stock withheld; Julian S. Gangolli: 40,560,548 shares of common stock voted for and 7,013,434 shares of common stock withheld, and Olivia C. Ware: 46,430,544 shares of common stock voted for and 1,143,438 shares of common stock withheld. There were a total of 9,067,787 broker non-votes for the election of the Class I nominees. The terms of office of the Class II directors, Mark J. Foley, Chris Nolet and Philip J. Vickers, Ph.D., continue until the Company’s 2022 annual meeting of stockholders. The terms of office of the Class III directors, Jill Beraud, Carey O’Connor Kolaja and Aubrey Rankin, continue until the Company’s 2023 annual meeting of stockholders.
2.The stockholders ratified the selection by the Audit Committee of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021, as follows: 56,307,449 shares of common stock voted for, 191,632 shares of common stock voted against, 142,688 shares of common stock abstaining and no broker non-votes.
3.The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2021 Proxy Statement, as follows: 39,936,027 shares of common stock voted for, 7,513,255 shares of common stock voted against, 124,700 shares of common stock abstaining and 9,067,787 broker non-votes.
4.The stockholders approved the Amendment to increase the number of authorized shares of our common stock from 95,000,000 to 190,000,000 shares, as follows: 49,844,382 shares of common stock voted for, 6,463,206 shares of common stock voted against, 334,181 shares of common stock abstaining and no broker non-votes.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Revance Therapeutics, Inc.
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 7, 2021	Revance Therapeutics, Inc.

		By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer